As filed with the Securities and Exchange Commission on April 13, 2011

Registration No. 333-173277

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

Form S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Vera Bradley, Inc.

(Exact name of registrant as specified in its charter)

Indiana	3171	27-2935063
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2208 Production Road

Fort Wayne, Indiana 46808

Phone: (877) 708-8372

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Michael C. Ray

Chief Executive Officer

Vera Bradley, Inc.

2208 Production Road

Fort Wayne, Indiana 46808

Phone: (877) 708-8372

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Copies to:

Steven J. Gavin, Esq. Arlene K. Lim, Esq. Winston & Strawn LLP 35 West Wacker Drive Chicago, Illinois 60601 Phone: (312) 558-5600 Fax: (312) 558-5700	Patrick Daugherty, Esq. Foley & Lardner LLP 321 North Clark Street Chicago, Illinois 60654 Phone: (312) 832-4500 Fax: (312) 832-4700

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒    333-173277

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Form S-1 Registration Statement (333-173277) is filed pursuant to Rule 462(d) solely to add exhibits not previously filed with respect to such Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a)	Exhibits

Exhibit No.	Description
1.1†	Form of Underwriting Agreement
3.1	Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1, Registration No. 333-167934)
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
5.1†	Opinion of Ice Miller LLP
10.1	Vera Bradley, Inc. 2010 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.2	Letter Agreement with Jeffrey A. Blade (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.3	Vera Bradley Designs, Inc. 2010 Restricted Stock Plan (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.4	Form of Restricted Stock Award Agreement under Vera Bradley Designs, Inc. 2010 Restricted Stock Plan (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.6	Amended and Restated Credit Agreement dated as of October 4, 2010 among Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.7	Parent Guaranty dated as of October 4, 2010 made by Vera Bradley, Inc. in favor of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.8	Subsidiary Guaranty dated as of November 26, 2008 made by Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC in favor of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.8 to the Registration Statement on form S-1, Registration No. 333-167934)
10.9	Security Agreement dated as of November 26, 2008 among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.9 to the Registration Statement on form S-1, Registration No. 333-167934)
10.10	Pledge Agreement dated as of November 26, 2008 among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.10 to the Registration Statement on form S-1, Registration No. 333-167934)
10.11	Trademark Security Agreement dated as of November 26, 2008 between Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.11 to the Registration Statement on form S-1, Registration No. 333-167934)
10.12	Copyright Security Agreement dated as of November 26, 2008 between Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.12 to the Registration Statement on form S-1, Registration No. 333-167934)
10.13	Reaffirmation of Guaranty and Security Documents dated as of October 4, 2010 by Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC for the benefit of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1, Registration No. 333-167934)

Exhibit No.	Description
10.14	Lease dated February 8, 1996 between Vera Bradley Designs, Inc. and Milburn, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.15	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.16	Form of Subscription Agreement (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.17	Form of Share Repurchase Agreement (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.18†	Form of Lock-Up Agreement (filed as Exhibit D to Exhibit 1.1)
21.1	Subsidiaries of Vera Bradley, Inc. (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K, filed on April 1, 2011)
23.1	Consent of PricewaterhouseCoopers LLP (previously filed)
23.2†	Consent of Ice Miller LLP (contained in Exhibit 5.1)
23.3	Powers of Attorney (previously filed)

†	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on April 13, 2011.

VERA BRADLEY, INC.

By:	/s/ Michael C. Ray
Michael C. Ray
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael C. Ray Michael C. Ray	Director and Chief Executive Officer (principal executive officer)	April 13, 2011

* Jeffrey A. Blade	Executive Vice President — Chief Financial and Administrative Officer (principal accounting and financial officer)	April 13, 2011

* Barbara Bradley Baekgaard	Director	April 13, 2011

* Robert J. Hall	Director	April 13, 2011

* John E. Kyees	Director	April 13, 2011

* Patricia R. Miller	Director	April 13, 2011

* P. Michael Miller	Director	April 13, 2011

* Edward M. Schmults	Director	April 13, 2011

By:	/s/ Michael C. Ray
Michael C. Ray, as attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
1.1†	Form of Underwriting Agreement
3.1	Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1, Registration No. 333-167934)
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
5.1†	Opinion of Ice Miller LLP
10.1	Vera Bradley, Inc. 2010 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.2	Letter Agreement with Jeffrey A. Blade (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.3	Vera Bradley Designs, Inc. 2010 Restricted Stock Plan (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.4	Form of Restricted Stock Award Agreement under Vera Bradley Designs, Inc. 2010 Restricted Stock Plan (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.6	Amended and Restated Credit Agreement dated as of October 4, 2010 among Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.7	Parent Guaranty dated as of October 4, 2010 made by Vera Bradley, Inc. in favor of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.8	Subsidiary Guaranty dated as of November 26, 2008 made by Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC in favor of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.8 to the Registration Statement on form S-1, Registration No. 333-167934)
10.9	Security Agreement dated as of November 26, 2008 among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.9 to the Registration Statement on form S-1, Registration No. 333-167934)
10.10	Pledge Agreement dated as of November 26, 2008 among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.10 to the Registration Statement on form S-1, Registration No. 333-167934)
10.11	Trademark Security Agreement dated as of November 26, 2008 between Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.11 to the Registration Statement on form S-1, Registration No. 333-167934)
10.12	Copyright Security Agreement dated as of November 26, 2008 between Vera Bradley Designs, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.12 to the Registration Statement on form S-1, Registration No. 333-167934)
10.13	Reaffirmation of Guaranty and Security Documents dated as of October 4, 2010 by Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC for the benefit of JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.14	Lease dated February 8, 1996 between Vera Bradley Designs, Inc. and Milburn, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.15	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.16	Form of Subscription Agreement (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1, Registration No. 333-167934)

Exhibit No.	Description
10.17	Form of Share Repurchase Agreement (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1, Registration No. 333-167934)
10.18†	Form of Lock-Up Agreement (filed as Exhibit D to Exhibit 1.1)
21.1	Subsidiaries of Vera Bradley, Inc. (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K, filed on April 1, 2011)
23.1	Consent of PricewaterhouseCoopers LLP (previously filed)
23.2†	Consent of Ice Miller LLP (contained in Exhibit 5.1)
23.3	Powers of Attorney (previously filed)

†	Filed herewith.